Household Finance Corporation
Household Revolving Home Equity Loan Trust 1996-2
Revolving Home Equity Loan Asset Backed Certificates - Series 1996-2
P & S Agreement Date:           November 1, 1996
Original Settlement Date:          November 26, 1996
Series Number of Class A-1 Certificates:     441919AK3
Original Sale Balance:             $776,373,000

Servicer Certificate (Page 1 of 3)
Distribution Date:                           03/20/97
Investor Certificateholder Floating Allocation Percentage           97.50%
Investor Certificateholder Fixed Allocation Percentage              97.50%
Aggregate Amount of  Collections        23,894,172.28
     Aggregate Amount of  Interest Collections                8,969,624.19
     Aggregate Amount of  Principal Collections              15,089,542.01
Class A Interest Collections             8,745,383.58
Class A Principal Collections           13,161,431.49
Seller Interest Collections                224,240.61
Seller Principal Collections             1,928,110.52
Weighted Average Loan Rate                      13.65%
Net Loan Rate                                   12.65%
Weighted Average Maximum Loan Rate              18.55%
Class A-1 Certificate Rate                     5.5150%
Maximum Investor Certificate Rate             12.6500%
Class A-1 Certificate Interest Distributed                   3,313,113.92
Class A-1 Investor Certificate Interest Shortfall before Draw        0.00
Unpaid Class A-1 Certificate Interest Shortfall Received             0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining            0.00
Unpaid Class A-1 Carryover Interest Amount       0.00
Maximum Principal Dist. Amount (MPDA)   14,712,303.46
Alternative Principal Dist. Amount (APDA)                   13,161,431.49
Rapid Amortization Period? (Y=1, N=0)            0.00
Scheduled Principal  Distribution Amount (SPDA)             13,161,431.49
Principal  allocable to Class A-1                0.00
SPDA deposited to Funding Account       13,161,431.49
Subsequent Funding Mortgage Loans Purchased in Period                0.00
Cumulative Subsequent Funding Mortgage Loans Purchased               0.00
Accelerated Principal Distribution Amount        0.00
APDA allocable to Class A-1                      0.00
Reimbursement to Credit Enhancer                 0.00
Spread Trigger hit?                    No
Loss Trigger hit?                      No
Reduction in Certificate Principal Balance due to Current Class A-1
  Liquidation Loss Amount                                       34,700.59
Cumulative Investor Liquidation Loss Amount 34,700.59
Total Principal allocable to A-1            34,700.59
Beginning Class A-1 Certificate Principal Balance          772,387,652.13
Ending Class A-1 Certificate Principal Balance             772,352,951.54
Pool Factor (PF)                            0.9948220
Retransfer Deposit Amount (non 2.07 transfers)   0.00
Servicing Fees Distributed                 613,173.22
Beg. Accrued and Unpaid Inv. Servicing Fees      0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd    0.00
End. Accrued and Unpaid Inv. Servicing Fees      0.00
Number of Mortgage Loans Retransferred pursuant to 2.07               0
Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07    0
Mortgage Loans Retransferred pursuant to 2.07 ($)                  0.00
Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)       0.00
Aggregate Investor Liquidation Loss Amount  34,700.59
Investor Loss Reduction Amount                   0.00
Beginning Pool Balance                 755,714,720.17
Ending Pool Balance                    742,516,559.27
Beginning Invested Amount              776,369,056.13
Ending Invested Amount                 776,334,355.54

Servicer Certificate (Page 2 of  3)

Distribution Date:                           03/20/97
Beginning Seller Principal Balance      19,906,856.87
Ending Seller Principal Balance         19,904,828.05
Additional Balances                      1,928,110.52
Beginning Funding Account Balance       40,561,192.83
Ending Funding Account Balance          53,722,624.32
Ending Funding Account Balance % (before any purchase of Subsequent Loans or
  release to Certs.)               6.75%
Ending Funding Account Balance % (after purchase of Subsequent Loans or
  release to Certs.)                    6.75%
Principal Balance of Subsequent Funding Loans Purchased in Period     $0.00
Principal Collections to purchase Additional Balances and/or paid to Cert.
                                                                     $0.00
Investment Earnings on Funding Account                $164,993.92
Excess Funding Amount                                  $0.00
Beginning Spread Account Balance         2,786,983.00
Ending Spread Account Balance            2,786,983.00
Beginning Seller Interest                        2.63%
Ending Seller's Interest                         2.68%
Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts
     Trust Balance                              1,255
   60 - 89 days (Del Stat 2)            44,170,615.92
     No. of Accounts                              195
     Trust Balance                       7,443,409.27
   90+ (Del Stat 3+)
     No. of Accounts                              214
     Trust Balance                       7,943,916.45
   REO
     No. of Accounts                                1
     Trust Balance                          14,509.39
Rapid Amortization Event ?             No
   Failure to make payment within 5 Business Days of Required Date?      No
   Failure to perform covenant relating to Trust's Security Interest?    No
   Failure to perform other covenants as described in the Agreement?     No
   Breach of Representation or Warranty?                                 No
   Bankruptcy, Insolvency or Receivership relating to Seller?            No
   Subject to Investment Company Act of 1940 Regulation?                 No
   Servicing Termination ?                                               No
   Aggregate of Credit Enhancement Draw Amounts exceed 1% of the Cut-off
Balance and Pre-Funded Amount                                            No
Event of Default ?                     No
   Failure by Servicer to make payment within 5 Bus. Days of Required Date? No Failure by Servicer to perform covenant relating to Trust's Security
       Interest?                  No
   Failure by Servicer to perform other covenants as described in the
       Agreement?                    No
   Bankruptcy, Insolvency or Receivership relating to Master Servicer?      No
   Trigger Event?                     No
Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)         N/A
Premium Distributed to Credit Enhancer           0.00
Amount Distributed to Seller             2,152,351.13
Master Servicer Credit Facility Amount           0.00
Guaranteed Principal Distribution Amount         0.00
Credit Enhancement Draw Amount                   0.00
Spread Account Draw Amount                       0.00
Capitalized Interest Account Draw                0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))                  0.00
Amount paid to Trustee                           0.00
Cumulative Draw under Policy                     0.00
Net Yield                                        7.40%

Servicer Certificate (Page 3 of  3)

Distribution Date:                           03/20/97
Total  Available Funds
     Aggregate Amount of Collections    23,894,172.28
     Deposit for principal not used to purchase subsequent loans     0.00
     Interest Earnings on the Funding Account                  164,993.92
     Total                              24,059,166.20
Application of Available Funds
     Servicing Fee                         613,173.22
     Prinicpal and Interest to Class A-1 3,347,814.51
     Seller's portion of Principal and Interest              2,152,351.13
     Funds deposited into Funding Account (Net)             13,161,431.49
     Funds deposited into Spread  Account        0.00
     Excess funds released to Seller     4,784,395.85
     Total                              24,059,166.20


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.












A Servicing Officer



























Statement to Certificateholders (Page 1 of 1)

Distribution Date:                           03/20/97
INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation Percentage        97.5000%
Class A Certificateholder Fixed Allocation Percentage           97.5000%
Beginning Class A-1 Certificate Balance                   772,387,652.13
Class A-1 Certificate Rate                                     5.515000%
Class A-1 Certificate Interest Distributed                      4.267425
Class A-1 Certificate Interest Shortfall Distributed            0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall       0.000000
Rapid Amortization Event ?                                            No
Class A-1 Certificate Principal Distributed                     0.044696
   Maximum Principal Distribution Amount                       18.950045
   Scheduled Principal  Distribution Amount (SPDA)             16.952459
   Accelerated Principal Distribution Amount                    0.000000
   Aggregate Investor Liquidation Loss Amount Distributed       0.044696
Total Amount Distributed to Certificateholders                  4.267425
Principal Collections deposited into Funding Account       13,161,431.49
Ending Funding Account Balance                             53,722,624.32
Ending Class A-1 Certificate Balance                      772,352,951.54
Class A-1 Factor                                               0.9948220
Pool Factor (PF)                                               0.9948220
Unreimbursed Liquidation Loss Amount                                  $0
Accrued Interest on Unreimbursed Liquidation Loss Amount              $0
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount     $0
Class A Servicing Fee                      613,173.22
Beginning Invested Amount              776,369,056.13
Ending Invested Amount                 776,334,355.54
Beginning Pool Balance                 755,714,720.17
Ending Pool Balance                    742,516,559.27
Spread Account Draw Amount                       0.00
Credit Enhancement Draw Amount                   0.00
DELINQUENCY & REO STATUS
   30 - 59 days (Del Stat 1)
     No. of Accounts                            1,255
     Trust Balance                      44,170,615.92
   60 - 89 days (Del Stat 2)
     No. of Accounts                              195
     Trust Balance                       7,443,409.27
   90+ (Del Stat 3+)
     No. of Accounts                              214
     Trust Balance                       7,943,916.45
   REO
     No. of Accounts                                1
     Trust Balance                          14,509.39
Aggregate Liquidation Loss Amount for Liquidated Loans           39,635.35
Class A-1 Certificate Rate for Next Distribution Date        To be updated
Amount of any Draws on the Policy                0.00
Subsequent Mortgage Loans
     No. of Accounts                             0.00
     Trust Balance                               0.00
     Cumulative No. of Accounts                  0.00
     Cumulative Trust Balance                    0.00
Retransferred Mortgage Loans pursuant to 2.07
    Number of Mortgage Loans Retransferred pursuant to 2.07                 0
    Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07      0
    Mortgage Loans Retransferred pursuant to 2.07 ($)                    0.00
    Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)         0.00